T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation Fund—Advisor Class

Supplement to prospectus dated May 1, 2005

This updates the prospectuses for the Capital Appreciation Fund and the Capital Appreciation Fund—Advisor Class dated May 1, 2005. The Portfolio Management paragraph in Section 3 of the prospectuses is amended to reflect the following change:

Effective on or about June 30, 2006, Jeffrey W. Arricale and David R. Giroux will become Co-chairmen of the fund`s Investment Advisory Committee. Mr. Arricale joined T. Rowe Price in 2001 as an investment analyst. Prior to that, he was a manager in the auditing division of KPMG LLP. Mr. Giroux joined T. Rowe Price in 1998 as an investment analyst. Both currently serve as Vice Presidents and Investment Advisory Committee members of the fund.

The date of this supplement is September 2, 2005.

F72-041 9/2/05